MONTEREY VENTURES, INC.
                               380 FOAM ST., #210
                               MONTEREY, CA 93940
May 18, 1999
Mr. Dennis Davis, President
Home.Web, Inc.
PO Box 653
Pacific Grove, CA 93950

               Re:  Loan Commitment

Dear Dennis,

     Home.Web, Inc. is improved for an internal line of credit in the amount of One Hundred Fifty Thousand Dollars ($150,000). The terms and conditions are as follows:

     1.   Amount:                            $150,000
     2.   Terms:                             1 Year
     3.   Collateral:                        security agreement and UCC-1
                                             covering accounts receivable,
                                             inventory and equipment
     4.   Guarantor:                         Dennis Davis
     5.   Rate:                              12% annual percentage rate
          Fee:                               $150 documentation fee per
                                             transaction.
     6.   Notes:                             Transactions can be in a series of
                                             short-term notes, not to exceed
                                             aggregate amount of $150,000.

                                             Long-term notes, not to exceed 36
                                             months with a minimum of $5,000 and
                                             a maximum of $25,000.

                                             24-month note requests must be a
                                             minimum of $2,500 and a maximum of
                                             $25,000.

Any long-term requests must stay within the $150,000 internal credit amount.

/s/ Dennis Davis                        /s/ Robert A. Strahl
----------------                        --------------------
DENNIS DAVIS                            ROBERT A. STRAHL
PRESIDENT                               PRESIDENT
HOME.WEB, INC.                          MONTEREY VENTURES, INC.

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